Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2009

NEW ORLEANS—October 27, 2008—Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2008, of $95.4 million, or $1.85 per common share, on revenues of $346.8 million. For the same quarter last year, net earnings were $86.5 million, or $1.56 per common share, on revenues of $319.0 million. The immediately preceding quarter ended June 30, 2008, had net earnings of $84.8 million, or $1.64 per common share, on revenues of $340.1 million.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Monday, October 27, 2008, at 10:00 a.m. CDT, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. CDT on October 27, 2008, and will continue until 11:59 p.m. CDT on October 29, 2008. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 67943442.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com, and at the CCBN website, www.streetevents.com. The online replay will be available until November 26, 2008.

Tidewater Inc. owns 438 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

Contact:

Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	September 30, 2008	March 31, 2008
Current assets:
Cash and cash equivalents	$144,552	270,205
Trade and other receivables, net	337,385	308,813
Marine operating supplies	54,684	46,369
Other current assets	11,852	5,208
Total current assets	548,473	630,595
Investments in, at equity, and advances to unconsolidated companies	28,695	27,433
Properties and equipment:
Vessels and related equipment	3,082,637	2,867,391
Other properties and equipment	83,111	82,357
	3,165,748	2,949,748
Less accumulated depreciation and amortization	1,293,424	1,270,710
Net properties and equipment	1,872,324	1,679,038
Goodwill	328,754	328,754
Other assets	88,732	85,960
Total assets	$2,866,978	2,751,780

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on capitalized lease obligations	—	10,059
Accounts payable	84,377	93,147
Accrued expenses	54,838	54,497
Accrued property and liability losses	6,085	6,271
Other current liabilities	52,295	34,930
Total current liabilities	197,595	198,904
Long-term debt	300,000	300,000
Deferred income taxes	196,279	189,605
Accrued property and liability losses	10,239	12,530
Other liabilities and deferred credits	120,545	120,657
Commitment and contingencies (Note 5)
Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 51,539,804 shares at September and 52,318,806 shares at March	5,154	5,232
Other stockholders’ equity	2,037,166	1,924,852
Total stockholders’ equity	2,042,320	1,930,084
Total liabilities and stockholders’ equity	$2,866,978	2,751,780

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2008	2007	2008	2007
Revenues:
Vessel revenues	$344,637	297,368	673,008	590,259
Other marine revenues	2,192	21,678	13,875	34,269
	346,829	319,046	686,883	624,528
Costs and expenses:
Vessel operating costs	175,371	142,307	352,099	280,847
Costs of other marine revenues	1,315	19,485	11,744	31,232
Depreciation and amortization	30,657	29,836	61,278	58,033
General and administrative	35,315	30,680	70,423	62,192
Gain on sales of assets	(5,851)	(2,102)	(16,238)	(9,032)
	236,807	220,206	479,306	423,272
	110,022	98,840	207,577	201,256
Other income (expenses):
Foreign exchange gain (loss)	2,487	141	1,297	(384)
Equity in net earnings of unconsolidated companies	3,798	3,725	7,994	7,111
Interest income and other, net	1,425	4,061	3,324	9,702
Interest and other debt costs	(108)	(1,336)	(428)	(4,178)
	7,602	6,591	12,187	12,251
Earnings before income taxes	117,624	105,431	219,764	213,507
Income taxes	22,193	18,965	39,557	39,499
Net earnings	$95,431	86,466	180,207	174,008

Basic earnings per common share	$1.86	1.57	3.51	3.13

Diluted earnings per common share	$1.85	1.56	3.49	3.11

Weighted average common shares outstanding	51,246,848	55,111,678	51,394,460	55,593,382
Incremental common shares from stock options	239,236	447,266	267,346	447,033
Adjusted weighted average common shares	51,486,084	55,558,944	51,661,806	56,040,415

Cash dividends declared per common share	$.25	.15	.50	.30

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2008	2007

Operating activities:
Net earnings	$180,207	174,008
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	61,278	58,033
Provision (benefit) for deferred income taxes	(4,890)	(13,399)
Gain on sales of assets	(16,238)	(9,032)
Equity in earnings of unconsolidated companies, net of dividends	(1,574)	(6,620)
Compensation expense - stock-based	6,152	6,049
Excess tax benefits on stock options exercised	(1,438)	(15,102)
Changes in assets and liabilities, net:
Trade and other receivables	(23,522)	(9,185)
Marine operating supplies	(8,315)	4,547
Other current assets	(6,644)	(3,281)
Accounts payable	(9,442)	(4,804)
Accrued expenses	341	7,777
Accrued property and liability losses	(187)	(106)
Other current liabilities	19,143	27,003
Other, net	2,032	4,583

Net cash provided by operating activities	196,903	220,471

Cash flows from investing activities:
Proceeds from sales of assets	20,638	58,714
Additions to properties and equipment	(259,845)	(216,453)
Other	312	—

Net cash used in investing activities	(238,895)	(157,739)

Cash flows from financing activities:
Principal payments on capitalized lease obligations	(10,059)	(2,527)
Proceeds from exercise of stock options	4,347	43,419
Cash dividends	(25,753)	(16,806)
Stock repurchases	(53,634)	(174,743)
Excess tax benefits on stock options exercised	1,438	15,102

Net cash used in financing activities	(83,661)	(135,555)

Net change in cash and cash equivalents	(125,653)	(72,823)
Cash and cash equivalents at beginning of period	270,205	393,806
Cash and cash equivalents at end of period	$144,552	320,983

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$6,970	8,839
Income taxes	$29,833	29,297
Non-cash financing activities:
Capitalized leases	$—	33,876

The company’s revenues and operating costs and its related percentage of total revenue for the quarters and six-month periods ended September 30, 2008 and 2007 and for the quarter ended June 30, 2008, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2008	%	2007	%	2008	%	2007	%	2008	%
Revenues:
Vessel revenues:
United States	$40,002	12%	43,183	14%	80,104	12%	86,255	14%	40,102	12%
International	304,635	88%	254,185	80%	592,904	86%	504,004	81%	288,269	85%
	344,637	99%	297,368	93%	673,008	98%	590,259	95%	328,371	97%
Other marine revenues	2,192	1%	21,678	7%	13,875	2%	34,269	5%	11,683	3%
	$346,829	100%	319,046	100%	686,883	100%	624,528	100%	340,054	100%

Operating costs:
Vessel operating costs:
Crew costs	$92,086	27%	76,694	24%	185,238	27%	152,939	24%	93,152	27%
Repair and maintenance	32,702	9%	25,402	8%	68,550	10%	49,960	8%	35,848	11%
Insurance and loss reserves	5,608	2%	4,539	1%	11,081	2%	10,577	2%	5,473	2%
Fuel, lube and supplies	18,609	5%	12,169	4%	33,775	5%	23,485	4%	15,166	4%
Vessel operating leases	1,749	1%	965	<1%	3,498	1%	1,731	<1%	1,749	1%
Other	24,617	7%	22,538	7%	49,957	7%	42,155	7%	25,340	7%
	175,371	51%	142,307	45%	352,099	51%	280,847	45%	176,728	52%
Costs of other marine revenues	1,315	<1%	19,485	6%	11,744	2%	31,232	5%	10,429	3%
	$176,686	51%	161,792	51%	363,843	53%	312,079	50%	187,157	55%

The company’s vessel operating profit and other components of earnings before income taxes and its related percentage of total revenue for the quarters and six-month periods ended September 30, 2008 and 2007 and for the quarter ended June 30, 2008, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2008	%	2007	%	2008	%	2007	%	2008	%
Vessel activity:
United States	$10,994	3%	9,815	3%	20,283	3%	20,180	3%	9,289	3%
International	107,086	31%	94,770	30%	194,348	28%	190,680	31%	87,262	26%
	118,080	34%	104,585	33%	214,631	31%	210,860	34%	96,551	28%
Gain on sales of assets	5,851	2%	2,102	1%	16,238	2%	9,032	1%	10,387	3%
Other marine services	784	<1%	2,043	1%	1,888	<1%	2,778	<1%	1,104	<1%
Operating profit	124,715	36%	108,730	34%	232,757	34%	222,670	36%	108,042	32%
Equity in net earnings of unconsolidated companies	3,798	1%	3,725	1%	7,994	1%	7,111	1%	4,196	1%
Interest and other debt costs	(108)	(<1%)	(1,336)	(<1%)	(428)	(<1%)	(4,178)	(1%)	(320)	(<1%)
Corporate G&A	(10,778)	(3%)	(9,904)	(3%)	(21,346)	(3%)	(21,001)	(3%)	(10,568)	(3%)
Other income	(3)	(<1%)	4,216	1%	787	<1%	8,905	1%	790	<1%
Earnings before income taxes	$117,624	34%	105,431	33%	219,764	32%	213,507	34%	102,140	30%

The company’s vessel utilization percentages and average day rates by vessel class and in total for the quarters and six month periods ended September 30, 2008 and 2007 and the quarter ended June 30, 2008, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2008	2007	2008	2007	2008
UTILIZATION:
United States-based fleet:
Deepwater vessels	98.0%	95.1	96.3	93.4	94.9
Towing-supply/supply	48.0	56.6	48.9	58.9	49.8
Crew/utility	75.5	88.5	76.4	88.4	77.3
Total	61.4%	69.1	62.2	69.7	63.0
International-based fleet:
Deepwater vessels	85.8%	91.8	84.7	94.1	83.6
Towing-supply/supply	75.7	76.9	76.5	77.1	77.2
Crew/utility	79.5	89.0	82.8	87.5	86.1
Offshore tugs	60.4	59.8	56.7	61.5	53.4
Other	59.0	48.3	48.8	51.4	41.8
Total	75.8%	78.3	76.2	78.6	76.6
Worldwide fleet:
Deepwater vessels	88.0%	92.5	87.0	94.0	85.9
Towing-supply/supply	72.2	74.1	72.9	74.5	73.6
Crew/utility	78.9	88.9	81.8	87.7	84.7
Offshore tugs	60.4	59.8	56.7	61.5	53.4
Other	59.0	48.3	48.8	51.4	41.8
Total	74.0%	77.0	74.4	77.4	74.8
AVERAGE VESSEL DAY RATES:
United States-based fleet:
Deepwater vessels	$25,233	23,382	24,862	23,394	24,514
Towing-supply/supply	12,867	11,856	12,234	11,907	11,633
Crew/utility	6,017	6,270	6,015	6,136	6,010
Total	$13,510	12,254	13,164	12,126	12,835
International-based fleet:
Deepwater vessels	$26,831	22,423	25,820	22,805	24,728
Towing-supply/supply	12,375	10,080	12,015	9,781	11,660
Crew/utility	5,184	4,584	5,071	4,624	4,965
Offshore tugs	8,302	6,511	8,614	6,781	8,931
Other	10,597	4,419	10,233	5,074	9,893
Total	$12,048	9,768	11,631	9,662	11,221
Worldwide fleet:
Deepwater vessels	$26,517	22,615	25,615	22,913	24,679
Towing-supply/supply	12,416	10,267	12,034	10,020	11,658
Crew/utility	5,305	4,852	5,206	4,854	5,114
Offshore tugs	8,302	6,511	8,614	6,781	8,931
Other	10,597	4,419	10,233	5,074	9,893
Total	$12,201	10,064	11,795	9,958	11,396

The company’s average number of vessels by class and geographic distribution for the quarters and six-month periods ended September 30, 2008 and 2007 and for the quarter ended June 30, 2008, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2008	2007	2008	2007	2008
United States-based fleet:
Deepwater vessels	7	7	7	7	8
Towing-supply/supply	33	35	33	36	34
Crew/utility	13	13	13	13	13
Total	53	55	53	56	55
International-based fleet:
Deepwater vessels	32	30	32	30	31
Towing-supply/supply	224	221	225	219	226
Crew/utility	70	68	70	71	70
Offshore tugs	33	38	34	37	36
Other	3	5	4	5	5
Total	362	362	365	362	368
Owned or chartered vessels included in marine revenues	415	417	418	418	423
Vessels withdrawn from service	16	24	18	25	19
Joint-venture and other	14	14	14	14	14
Total	445	455	450	457	456

The table below summarizes the company’s vessel commitments by vessel class and type as of September 30, 2008:

	U.S. Built			International Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 09/30/08	Number of Vessels	Total Cost Commitment	Expended Through 09/30/08
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	6	$173,893	$85,180
Platform supply vessels	2	$63,604	$19,563	20	$513,368	$130,818
Replacement Fleet:
Anchor handling towing supply	—	—	—	17	$280,997	$84,507
Platform supply vessels	—	—	—	6	$74,336	$30,594
Crewboats and offshore tugs:
Crewboats	—	—	—	4	$21,703	$10,950
Offshore tugs	—	—	—	2	$28,362	$16,333
Totals	2	$63,604	$19,563	55	$1,092,659	$358,382

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered to the company by quarter of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	12/08	03/09	06/09	09/09	12/09	Thereafter

Deepwater vessels:
Anchor handling towing supply	—	—	1	1	1	3
Platform supply vessels	—	3	2	3	1	13
Replacement Fleet:
Anchor handling towing supply	5	3	1	—	2	6
Platform supply vessels	—	2	1	1	1	1
Crewboats and offshore tugs:
Crewboats	—	2	1	1	—	—
Offshore tugs	—	—	—	2	—	—
Totals	5	10	6	8	5	23